NUMBER EIGHTY-SIX. In the City of San Salvador, at 8:10, pm, on September first, two thousand and nine, before me, ELIZABETH ACOSTA ESPINOZA, Notary Public of this domicile, this instrument, containing that detailed as follows is granted: a. FIRST OPEN MORTGAGE: In which appears, Mr. CHRISTOPHER SEAN SOUHRADA, Thirty-eight years of age, US citizen, Business Executive, of this domicile, who understands and comprehends the Spanish language, and whom I am acquainted with by virtue of this instrument and who has identified himself with US Passport number seven one one six one five one one nine, issued by the US State Department on August nine, two thousand and six, and which is still in effect; he is acting on behalf and in representation, in his capacity as Vice President of the Board, and legal representative of the company INMOBILIARIA PRICESMART EL SALVADOR, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, abbreviated as INMOBILIARIA PRICESMART EL SALVADOR, S.A. DE C.V., domiciled in the city of Antiguo Cuscatlán, Department of La Libertad, with Tax identity number six hundred and fourteen-two hundred and sixty thousand, one hundred and ninety-nine- one hundred and one- three, hereby referred to as the “MORTGAGER”, capacity which I attest to be legitimate and sufficient having had the following at sight: a) First Certified Copy of the Modifications to the Articles of Incorporation of the referred to company, granted in the city of San Salvador, at 4:00pm on December six, two thousand, before Notary Benjamin Valdez Iraheta, registered in the Commercial Registry under number SIXTY-TWO of Book ONE THOUSAND FIVE HUNDRED AND EIGHTY-TWO of Corporations, certifying that the complete text of the Articles of Incorporation of the corporation were modified by means of a sole instrument, that the nature, name and domicile of the corporation are those that have been stated and that concession deeds such as this are among the objectives of the corporation; b) Voting credentials for the Board of Directors, duly registered under number SIXTEEN of book TWO THOUSAND FOUR HUNDRED AND FIFTY-NINE of the Corporation Registry section of the Commercial Registry, in which it states that the Ordinary Shareholders Meeting, held in the city of Antiguo Cuscatlán, Department of La Libertad, at 10:00am on May thirty-one, tow thousand and nine, produced the election of the Vice President of the Board to be the appearing party, Mr. Christopher Sean Souhrada, for a term of five years as of the date of the registration of such instrument in the Commercial Registry, term that is still in effect; and c)  Certifying the Board of Directors’ Meeting held on August twenty-one, two thousand and nine, which states that the appearing party, Mr. Christopher Sean Souhrada, as Vice President of the Board of Directors of the corporation is duly authorized to grant this instrument in representation of the Corporation; such certification was issued by Mr. Christopher Sean Souhrada, in his capacity as Vice Present of the Board of Directors of the corporation and legal representative of such, on August twenty-one, two thousand and nine; and in the capacity in which he is acting, the appearing party STATES UNTO ME: I) That he CONSTITUTES first OPEN MORTGAGE, in favor of SCOTIABANK EL SALVADOR, SOCIEDAD ANÓNIMA, banking institution of this domicile, with Tax Identity Card number zero six hundred and fourteen- two hundred and fifty-one thousand one hundred and seventy-two- zero zero one- four, referred to in this instrument as the “BANK”, on the following owned property: First Property: urban land and buildings, identified as Lot One, located on Calle Cortez Blanco Oriente, Urbanización Madreselva III, jurisdiction of Antiguo Cuscatlán, Department of La Libertad, with a surface area measuring NINETEEN THOSUAND EIGHT HUNDRED AND TWO POINT TWENTY SQUARE METERS, equal to TWENTY-EIGHT THOUSAND THREE HUNDRED AND THIRTY-TWO POINT NINETY-NINE SQUARE VARAS (a vara is a unit of measure equal to approximately 33 inches) and which technical description is the following: beginning at the intersection of Boulevard Sur and Avenida El Pepeto Norte, measuring from this point on the axis of the latter a distance of fifty-nine point sixty-seven meters, Northbound, zero three degrees, fifty-one minutes and eighteen seconds West, at which point one deflects to the right, ninety degrees, measuring a distance of seven point fifty meters, Northbound sixty-six degrees, eight minutes and forty-four seconds East, to reach the point referred to as M-ONE and which measures and boundaries are the following: TO THE WEST: conformed by six straight stretches measuring:  the first stretch: Northbound zero three degrees fifty-one point three minutes West and a distance of fifty-three point sixty-six meters; the second stretch: Northbound sixty-one degrees twelve point three minutes East, and the distance of twelve point sixty-four meters; third stretch: Northbound forty-three degrees, forty-three point nine minutes East, and the distance of nine point twenty-six meters; fourth stretch: Northbound five degrees and fifty-two point five minutes East and a distance of five point eighteen meters; fifth stretch: Northbound six degrees three point three minutes East and a distance of twenty-five point thirty-eight meters; and sixth stretch: Northbound six degrees twelve point eight minutes East and a distance of thirty-eight point fifty-three meters. With this final stretch one reaches the Northwestern peak, point M-SEVEN, which on the first stretch is adjoined to Urbanización Madreselva, Avenida El Pepeto Norte fifteen meters between such, and on the last five stretches with Urbanización Cumbres de Cuscatlán, now adjoining Plot number Twelve owned by the company Océano, S.A. de C.V., and plots thirteen and fourteen owned by Mr. Mario Eraso, and plot number fifteen owned by Mr. Oscar Martínez, all with Avenida El Pepeto Norte between them; and with land belonging to the company Cumbres de Cuscatlán S.A. de C.V. with easements passing through the remaining stretches. TO THE NORTH: Conformed by five straight stretches that as of M-SEVEN measure: the first stretch: Southbound sixty-six degrees seventeen point eight minutes East and a distance of forty-one point ninety-two meters; second stretch: Southbound seventy-degrees eighteen point five minutes East and a distance of twenty-two point fifty meters; third stretch: Southbound seventy-seven degrees sixteen point zero minutes East and a distance of thirty-five point fourteen meters; fourth stretch: Southbound sixty-three degrees fifty-seven point two minutes East and a distance of three point forty-six meters; fifth stretch: Southbound sixty-nine degrees thirty point one minute East and a distance of thirty-point ninety-three meters. With this last stretch, one reaches the Northeastern peak, point M-TWELVE adjoining Urbanización Cumbres de Cuscatlán. TO THE EAST: Conformed by four stretches that as of point M-TWELVE measure: First stretch: Southbound SIXTEEN DEGREES FIFTY-TWO POINT FIVE MINUTES East and a distance of five point zero zero meters; second stretch: Southbound seventy-three degrees, seven point five minutes East and a distance of one point fifty meters; third stretch: curved line of six point forty-seven meter radius and curve longitude of seven point eighty-two meters; and the forth stretch: Southbound zero three degrees fifty-one point three minutes East and a distance of eighty-nine point fifty-eight meters. With this last stretch, one reaches the Southeastern peak, point M-SIXTEEN, adjacent with Urbanización Madreselva, passage “P” with thirteen point fifty meter width in between. SOUGH: conformed by five stretches starting as of point M-SIXTEEN, measuring: the first stretch:  curved line with a six point zero zero meter radius and a curve longitude of nine point forty-two meters; second stretch: Southbound eighty-six degrees eight point seven minutes West and a distance of one hundred and six point forty meters; third stretch: Southbound eighty-six degrees eight point seven minutes West and a distance of eighteen point thirty-six meters; fourth stretch: curved line with a twenty-four point zero zero meter radius and a curve longitude of thirty-seven point seventy meters; and fifth stretch: Northbound, zero three degrees, fifty-one point three minutes West and a distance of eight point seventeen meters. With this last stretch one reaches point M-ONE, which was the starting point of this description which is adjacent in its first four stretches with Urbanización Madreselva, owned by Desarrolladora Madreselva, S.A. de C.V. and Calle Cortez Blanco oriente, Boulevard Sur and Calle Llama del Bosque Oriente, with a width of fifty-two meters in between and the last stretch with Urbanización Madreselva, property of Desarrolladora Madreselva, S.A. de C.V. and Avenida El Pepeto Norte with a width of fifteen meters in between, except for plots one and three, which previously belonged to Desarrolladora Madreselva, S.A. de C.V. and now belong to the company Negocios e Intereses, S.A. de C.V. and with number two green recreational area owned by the company Desarrolladora Madreselva, S.A. de C.V., all with Boulevard Sur running between such. This property is duly registered in the name of the Mortgager under registration number THREE ZERO ZERO TWO ZERO SEVEN THREE FIVE – ZERO ZERO ZERO ZERO ZERO, Entry SEVEN in the Root Property and Mortgage Registry of the Department of La Libertad; and Second Property: an urban piece of land located in Urbanización Siglo Veintiuno, jurisdiction of San Salvador, Department of San Salvador, with a surface measuring SIXTEEN THOUSAND FOUR HUNDRED AND THREE POINT SIXTY-THREE SQUARE METERS, equaling TWENTY THREE THOUSAND FOUR HUNDRED AND SEVENTY POINT THIRTY-ONE SQUARE VARAS (a vara is a unit of measure approximately equal to 33 inches), and which technical description is the following: TECHNICAL DESCRIPTION OF THE LAND LOCATED ON BOULEVARD TUTNICHAPA (METROCENTRO) OWNED BY PRICESMART AMARRE: Starting at the intersection of the axis of Calle Oquendo with Avenida Legazpi one measures the latter Southbound zero degrees, thirty minutes and nine tenths of a minute East and a distance of one hundred and twenty-one point fifteen meters; subsequently at this point one measures, Southbound, seventy-eight degrees, forty-seven minutes, three tenths of a minute East and a distance of eighty point fifty meters where landmark M-twenty-eight is located, and that will be the starting point of this description: TO THE WEST starting at landmark M-twenty-eight, one measures in a straight line one sole stretch as follows: from M-twenty-eight to M-One, Northbound, zero zero degrees, twenty-five  point zero six seconds West and a distance of seventy-one point twelve meters, adjacent in this stretch with Plot number Twenty-one of the same Urbanización Siglo XXI, owned by Turistica del Pacífico, S.A. de C.V. and with the Plot owned by the company Líbano, S.A. de C.V., both through which Avenida Legazpi passes through. TO THE NORTH: Starting at landmark M one, one measures a mixed line conformed by fifteen stretches, as follows: M-ONE – M two, Northbound eighty-nine degrees eleven minutes zero six seconds East and a distance of twenty-nine point thirty meters, adjoining Lot number Six of the Same Urbanización Siglo XXI, owned by Caja Mutual de los Empleados del Ministerio de Educación, in this stretch; M-two –M three, Southbound zero zero degrees twenty-seven minutes and fifty-four seconds East, and a distance of five point eighteen meters, M three –M four, Northbound eighty-nine degrees, thirty-two minutes and zero six seconds East, and a distance of thirty point fifty-two meters; M-four – M-five, Northbound, zero zero degrees, twenty-eight minutes and forty-eight seconds East, and a distance of sixty-two point forty-two meters, adjoining Lot number Seven of the same Uranización Siglo XXI, owned by Caja Mutual de los Empleados del Ministerio de Educación in these stretches; M-five –M six, Southbound sixty-eight degrees, twenty-six minutes and twelve seconds East, and a distance of fifty-three point zero six meters; M six –M seven, Southbound sixty-one degrees thirty minutes and eighteen seconds East, and a distance of one point ninety-eight meters; M seven –M eight, Southbound fifty-seven degrees thirty-six minutes and forty-two seconds East, and a distance of eleven point eighty-four meters; M eight –M nine, Southbound forty-two degrees zero six minutes and fifty-four seconds East, and a distance of three point sixty-eight meters; M nine –M ten, Southbound fifty-seven degrees thirty-six minutes and eighteen seconds East and a distance of twenty-nine point seventeen meters; M ten –M eleven, Southbound seventy-four degrees, sixteen minutes zero six seconds East, and a distance of three point forty-two meters; m eleven –M twelve, Southbound fifty-eight degrees thirty-six minutes and twenty-four seconds East, and a distance of one point zero three meters; these stretches adjoining Colegio Externado San José, with Boulevard Tutunichapa passing through such; M twelve – M thirteen, Southbound, twenty-eight degrees, thirty-six minutes and thirty-six seconds West, and a distance of zero point sixteen meters; M thirteen --  M fourteen, Southbound sixty degrees, nineteen minutes and zero six seconds East, and a distance of seven point zero zero meters, these stretches adjoining with Hospital Pro-Familia, owned by Asociación Demográfica Salvadoreña, with Boulevard Tutunichapa passing through such;  M fourteen – M fifteen, cured line with a radius of one hundred and ten point eighteen meters and a curve with a longitude of twenty-three point zero one meters; M fifteen –M sixteen, Southbound seventy-two degrees zero eight minutes and forty-two seconds East and a distance of ten point sixty-nine meters, these stretches adjoining with a piece of land owned by Turística del Pacífico, S.A. de C.V. with Boulevard Tutunichapa passing through such. TO THE EAST: Starting as of landmark M sixteen, one measures a mixed line of two stretches as follows: M sixteen – M seventeen, Southbound zero eight degrees forty-four minutes and thirty seconds West, and a distance of forty point eighty-one meters: M seventeen – M eighteen, curved line with a radius of eleven point twenty-five meters and a curve longitude of fourteen point thirty-five meters. Adjoining these stretches with the land owned by Mrs. Emilia Hortensia Funes Zepeda de Wahn, with a marginal road passing through it. SOUTH: Starting as of landmark M eighteen, one measures a mixed line conformed of ten stretches, as follows: M eighteen –M nineteen, Southbound, eighty-two degrees forty-seven minutes and twenty-four seconds West, and a distance of twenty point twenty-two meters; M nineteen –M twenty, Southbound, seventy-three degrees, thirty-six minutes and zero six seconds West, and a distance of twenty-nine point twenty-six meters; M twenty –M twenty-one, Southbound seventy-three degrees, thirty-one minutes and zero six seconds, West, and a distance of twenty-two point sixty-eight meters, M twenty-one –M  twenty-two, Southbound, seventy-three degrees, thirty-six minutes  and eighteen seconds West, and a distance of twenty-five point twenty-eight meters; M twenty-two –M twenty-three, Southbound eighty-nine degrees zero eight minutes and eighteen seconds West, and a distance of twenty-eight point twenty-seven meters; M twenty-four –M twenty-five, Southbound eighty-six degrees fifty-one minutes and twenty-four seconds West, and a distance of seven point ninety-three meters; M twenty-five – M twenty-six, Northbound eighty-three degrees fifty-five minutes and thirty seconds West, and a distance of eighteen point zero two meters; M twenty-six and M twenty-seven, curved line with a radius of nine point fifty-four meters and a curve longitude of five point fifty-four meters; M twenty-seven – M twenty-eight, Northbound fifty-six degrees forty-three minutes and thirty seconds West, and a distance of four point eighty-seven meters. All of these stretches adjoining Quebrada Arenal Tutunichapa, a marginal road running in between. Such property is duly registered in favor of the Mortgager under Registration number SIX ZERO ZERO ONE FOUR EIGHT ZERO FIVE – ZERO ZERO ZERO ZERO ZERO, Entry THREE of the Root Property and Mortgage Registry of the Department of San Salvador. II) TERM, SUM AND OPERATIONS COVERED: The Open Mortgage is set for a term of ELEVEN years, starting as of this date, for a sum of up to TWELVE MILLION EIGHT HUNDRED THOUSAND DOLLARS, from here on in US currency, and shall serve to guarantee the payment and precise fulfillment of all the undertaken obligations and those to be undertaken in the future by the Mortgager, as well as any obligation in favor of third parties and of which the Mortgager is jointly and additionally is in charge of and in favor of the Bank, though no express referral to this Mortgage in favor of the Bank is made in such obligations, whether originated by trade loans, credit on chattel mortgages, bank warrantees, bank guarantees, letters of credit, production loans, issuance of credit, advance payments, discounts on letters of exchange, negotiable acceptances, promissory notes or any other security or from another document, bank bonds, overdrafts, commercial loans, personal loans, direct and indirect discounts, including commercial documentary loans established abroad and in general to guarantee all the operations that in accordance with section fifty-one and the other provisions applicable to the Bank Law and other effective laws, the Bank is authorized to execute. III) POWERS OF THE BANK: a) The bank may, with total liberty, accept or reject the operations or businesses proposed by the Mortgager; given that the establishment of this Mortgage in itself implies no obligation whatsoever in the granting of future loans, or other loan obligations in favor of the Mortgager and/or third parties; b) In the event that new loans, financing or operations of any type of form are granted by the Bank to the Mortgager, such must be documented by the latter; c) The bank is hereby authorized, at the expense of the Mortgager, while the term of this Mortgage is in effect, to inspect the properties object of this instrument. IV) OBLIGATIONS OF THE MORTGAGER: The Mortgager is compelled to: 1) Facilitate the property deeds or any other document necessary to process, in the respective Property Registry, the registration of the established mortgage liens; 2) Ensure against any insurable risk, when required by the Bank, the properties that are mortgaged; to transfer in favor of the Bank the respective insurance policies and renew such appropriately. If the policies are not renewed at least fifteen days before they expire, the Bank is hereby authorized to pay the corresponding premiums and the Mortgager authorizes the Bank to charge the expenses incurred in for such concept to its checking or savings account, as well as the sum of the before mentioned premiums; 3)  Allow the Bank to inspect the properties granted as a guarantee, while the term of this Mortgage is in effect; 4) Keep the mortgaged properties in good conditions, as well as all the properties adhered to such; 5) Request written authorization from the Bank, prior to introducing structural modifications or alterations to the mortgaged properties; 6) Request written authorization from the Bank before any form of conveyance or leasing of the mortgaged properties; 7) Keep the payment of taxes, duties or fiscal or municipal taxes affecting the mortgaged properties up to date, undertaking to submit to the Bank, as long as required by the latter, the respective receipts and proof of solvency; and 8) Improve or change the guarantee when the value of the properties object of this agreement s been reduced or their ownership or possession is at risk. V) CUSES FOR THE EXPIRTY OF THE TERM: The term corresponding to the obligations ensuring this Mortgage, and consigned in this instrument, shall expire, and the Bank may require the payment of such obligations in full, in any of the following events: a) The nonpayment of at least one installment of capital or interests of the loan, or other obligations granted in favor of the Mortgager or third parties, that are covered by this mortgage; b) In the event that this deed cannot be registered in the corresponding Property Registry due to the submittal or registration of embargoes or any other type, or for any other reason, as in the event of the existence of observations by the respective Public Registry and such are not remedied  in the term and manner set out in the Law on Uniform Procedures regarding the Presentation, Process and Registration or Deposit of Instruments in the Root Property and Mortgage, Corporate Property, Commercial and Intellectual Property Registries, the agreement shall be resolved and things shall return to the condition in which they were in prior to this act; the Mortgager shall be compelled to grant the documents necessary for such effects; c) If the Mortgager transfers, mortgages or constitutes any real or personal right on every or any part of the properties herein mortgaged without previously requesting and receiving written authorization from the Bank; d)  If the Mortgager allows at least one month to elapse without providing written notice to the Bank regarding the deteriorations suffered in the mortgaged properties, or of any other event implying the reduction of its value, perturbing its ownership or compromising the dominion of such, due to natural events or human acts, to the degree that they do not cover the loan obligations guaranteeing this Mortgage satisfactorily, all in accordance with section two hundred and twenty-two of the Bank Law; e) Due to the noncompliance of any of the clauses stipulated in this document or incurring in a cause for the expiry of the term with respect to any of the guaranteed obligations; f) Due to a lawsuit  lodged by third parties against the Mortgager or third parties which obligations are guaranteed with this Mortgage, whether or not related to the properties given in guarantee, as long as the sum claimed before the Mortgager, or third parties which obligations are guaranteed with this mortgage, are equal or exceed the sum of ONE MILLION US DOLLARS (US$1,000,000.00) whether by means of an individual suit or class action suit, as long as such suit(s) were not previously covered by an insurance policy covering the defense or indemnity of such for this sum; and h) If the Mortgager has not revealed any cause for resolution or termination of this agreement, and any lien on the properties given in guarantee, fully or partially. VI) DENIAL TO GRANT CANCELATIONS: The Bank shall not grant the cancellation of this mortgage while pending balances for which the Mortgager or mentioned third parties are responsible for exist, corresponding to bank operations guaranteeing such. VII) FEES AND EXPENSES: The Mortgager shall bear the expenses and fees corresponding to this instrument, among such: all expenses that the Bank may have to incur in for the effects of the registration and/or cancelation of the Open Mortgage loan, in the root property and mortgage registry, the respective corporate registry or commercial registry, such as registration rights, replacement of folios, extracted or literal certifications, new preventive annotations, cancellations of any nature, in accordance with the Law on Uniform Pr0oceduresforthe Submittal, Process and Registration or Deposit of Instruments in the Root Property and Mortgage, Corporation Property and Commercial and Intellectual Property registries and other laws in effect; as well as any other act or expense considered necessary in order to fulfill the before stated purpose, for which the Mortgager authorized the Bank to proceed  charge the expenses incurred in for such concept to its checking and/or savings accounts or any other monetary deposit account open with the Bank, as long as such is justified with proof of payment, which the Mortgager previously and expressly accepts herein, throughout the term of this Mortgage. VIII) VALUATION: In the event of a lawsuit, the Mortgager values the mortgaged properties, including their current improvements and future constructions, as follows:  (i) The first mortgaged property, identified as Plot One, located at Calle Cortez Blanco Oriente, Urbanización Madreselva III, jurisdiction of Antiguo Cuscatlan, Department of La Libertad, is valued for the sum of SEVEN MILLION EIGHT HUNDRED AND EIGHTY-THREE THOUSAND SEVEN HUNDRED AND TWENTY-TWO US DOLLARS AND EIGHTY CENTS (US$7,883,722.80); and (ii) The second mortgaged property, located at Urbanización Siglo Veintiuno, jurisdiction of San Salvador, Department of San Salvador, is valued at a sum of FIVE MILLION THREE HUNDRED AND FIFTY-FIVE THOUSAND ONE HUNDRED AND THRITY-TWO US DOLLARS AND EIGHTY-TWOCENTS (US$5,355,132.82). The Mortgager is aware of the legal effects of both valuations, as per the explanation given for such effect by the undersigned Notary, and in any event according to that provided in Section two hundred and seventeen, letter c) of the Bank Law, and it is therefore understood that two thirds of such shall serve as a basis for the auctioning or sale in payment of the properties in the event of a lawsuit. In accordance with that set out in Article two hundred and twenty of the Tax Code, I hereby state to have advised the Mortgager that for the registration of this instrument in the respective registry, solvency or authorization, as determined by the Tax Administration, is required. I informed the Mortgager of that set out in Section thirty-nine of the Notary Law.  And B) DECREASING LOAN: Mr. CHRISTOPHER SEAN SOUHRADA, of the before mentioned general data, acting in his capacity as Vice President and Legal Representative of the company INMOBILIARIA PRICESMART EL SALVADOR, S.A. DE C.V. of the before stated general data continues to be present and at this time also acts on behalf and in representation, in his capacity as Vice President and Legal Representative of PRICESMART EL SALVADOR SOCIEDAD ANONIMA DE CAPITAL VARIABLE, which may be abbreviated as PRICSMART EL SALVADOR, S.A. DE C.V., a Salvadoran corporation, domiciled in the city of Antiguo Cuscatlán, Department of La Libertad, with Tax Identification number zero six hundred and fourteen – one hundred and sixty thousand, three hundred and ninety-nine – one hundred and three – zero; legal status to which legitimacy and sufficiency I attest having had the following documentation at sight: a) First Certified Copy of the Public Deed of the Modification to the Articles of Incorporation of the referred to corporation, granted in the city of San Salvador, at four p.m. on December six, two thousand, before Notary Benjamin Valdez Iraheta, registered in the Commercial Registry under number SIXTY-TWO of book ONE THOUSAND FIVE HUNDRED AND EIGHTY-TWO of Corporations, in which it is stated that the full text of the  articles of incorporation conforming the corporation in a sole instrument is certified; that the nature, name and domicile of the corporation are those that have been stated, that among the granting of acts such as this are among the purposes of the corporation; b) The Voting Credentials of the Board of Directors, duly registered under number FIFTY-ONE of Book TWO THOUSAND FOUR HUNDRED AND SIXTY of the Registry of Corporations of the Commercial Registry, which states that in an Ordinary Shareholders’ Meeting, held in this city at nine a.m. on May thirty-first, two thousand and nine, the appearing party, Mr. Christopher Sean Souhrada, was elected Vice President of the Board of Directors, for a five-year term, starting as of the registration date of such in the Commercial Registry, term which is still in effect; and c) Certification of the Board of Directors Meeting held on August twenty-first, two thousand and nine, stating that the appearing party, Mr. Christopher Sean Souhrada, as Vice President of the Board of Directors of the Corporation, is duly authorized to grant this instrument on behalf of the Corporation; such Certification was issued by Mr. Christopher Sean Souhrada, in his capacity as Secretary of the Board of Directors of the Corporation, on August twenty-one, two thousand and nine; and that along with the Mortgager, they shall from here on forward be referred to as “THE DEBTORS”; and in the capacities in which he acts, he states the following: I) NATURE OF THE AGREEMENT AND LOAN SUM.  That the corporations represented in this act, receive for their own benefit, as a loan of consumable items (mutuo) of SCOTIABANK EL SALVADOR, SOCIEDAD ANÓNIMA, the sum of EIGHT MILION US DOLLARS, whereas the Debtors are mutually obligated to the Bank, jointly and severally, for the full sum of the herein granted loan, as well as for the fulfillment of all the obligations derived from this loan. II) DESTINATION OF THE LOAN. The Debtors are compelled to invest the loaned sum in the refinancing of the debts existing between the companies of their same business group. III) ORIGIN OF THE FUNDS. The loan is granted by the Bank with funds from abroad. IV) NOMINAL INTEREST RQATE AND SURCHARGE FOR PAYMENT IN ARREARS. The Debtors are compelled to pay the Bank, on the loaned sum, the nominal interest on balances indicated by the Bank at the time that each payment to capital is made. The annual interest rate applicable to each payment to capital owned over the respective period, shall be set by applying the interest rate offered to hierarchical banks for deposits in dollars at LIBOR as a reference rate, corresponding to a term of thirty days, plus an additional FOUR PERCENT differential on such rate, but such rate may at no time be less than an annual rate of SEVEN POINT FIFTY PERCENT (7.50%). For these effects, the applicable rate shall be that offered at eleven a.m. London time, two workdays before the first day on which a new interest period begins and that reference rate plus the established differential shall be applied, and the rate shall be set during the readjustment period of the rate, which shall be every thirty days.  All calculations of interests shall be made on the basis of one calendar year, by the actual number of days, including the first and excluding the last day occurring during the period in which such interests must be paid. For informational effects, the nominal rate applicable to this day for this loan, is an annual SEVEN POINT FIFTY PERCENT (7.50%). In compliance with that set out in Section sixty-six of the Bank Law, it is hereby stated that: THE EFFECTIVE ANNUALIZED INTEREST RATE CORRESPONDING TO THE PREVIOUSLY DESCRIBED NOMINAL RATE IS SEVEN POINT SIX HUDNRED AND TWENTY-FIVE PERCENT (7.625%). The Debtors agree and accept that in order for the stipulated rate to be applied, they must fulfill the following conditions: a) To sustain a rating of “A” or “B” in the Financial System of El Salvador, in accordance with the risk asset rating plan issued by the Financial System Superintendence; b) That all the conditions of this loan are fulfilled to the satisfaction of the Bank; and c) That the Debtors and persons with an existing economic relationship as per the terms of the Bank Law, must be up to day with their payments regarding all the obligations they have with the Bank and, and its affiliates. If the Debtors do not meet any of the before established conditions, this loan shall immediately accrue an interest equal  to the Reference Rate published by the Bank, which shall be adjusted each month, at the option of the Bank. The private written communication to the Debtors by the Bank, at any time, regarding the rate, as per the established differential; or the publication, in two newspapers of a nation-wide circulation, of the Sole Reference Rate, and of the interest rate published by the bank each monthly or each time that it is modified, shall serve as notice of the adjustments to such rate and the Debtors hereby accept the aforementioned.  The annual interest rate shall only apply to the outstanding balances during the times that such balances are outstanding, and the Bank may not charge interests that have not been accrued. The Debtors are mutually compelled to pay the new rate resulting from the modifications or readjustments, without any variation to the originally agreed on term. In the event of delayed payments, the interest rate agreed on shall be increased by FIVE more POINTS implying an extension of the term and without prejudice to the other legal effects of the default, which shall remain fixed until the obligation comes to an end. The interest in arrears shall be estimated and paid on the default and not on the total balance. No interests shall be charged on the accrued and unpaid interests. The adjustments and variability of the agreed on interest shall be evidenced with the certificates issued by the Bank, in accordance with that set out in Article one thousand one hundred and thirteen of the Code of Commerce and section two hundred and seventeen of the Bank Law. V) EARLY PAYMENT COMMISSION. The advanced payment of all or part of the loan shall not result in any type of early payment commission as long as such payments are made on the dates on which the LIBOR applicable to the loan is readjusted and with prior written notice of at least three workdays before payment is made, otherwise the Debtors acknowledge and shall pay the Bank an early payment commission, which shall be calculated based on the differential between the LIBOR quoted on the last readjustment date of such, and the LIBOR on the date of early payment,  multiplied by the days pending before reaching the next Rate readjustment date, multiplied by the pre paid sum. If the result of such operation is negative, the Debtors shall not pay any type of surcharge. VI) TERM. The Debtors are compelled to pay the borrowed sum in a term of FIVE YEARS starting as of this date. VII) METHOD OF PAYMENT. The Debtors are compelled to pay the loaned sum in FIFTY-NINE expired and successive monthly installments of SIXTY-SIX THOUSAND SIXTY-SIX US DOLALRS AND SIXTY-SEVEN CENTS, sum that may be refinanced for an addition five-year term, at the option of the Bank, plus the applicable interests and the respective Tax corresponding to the Assignment of Movable Property and Service Lending, when applicable. The before indicated installments may vary in accordance with the variation of the active interest rate and the premiums of the taken out insurance policies, payable on the first of each of the months making up the term; and the remaining balance, if such exists, upon the expiration. The Debtors are compelled to keep the insurance policies ensuring the properties provided as a guarantee for this loan in effect throughout the term of this loan and are compelled to pay the premiums appropriately. The Debtors state to have undertaken, along with their respective Insurance Company, to pay the premium increases resulting from the renewal of such and which sum shall be included in the loan repayment installment of this Loan, and the Debtors thus expressly authorize the Bank to increase the value of such so that the payment of the new premium is covered. VIII) PLACE AND APPLICATION OF PAYMENTS: Every payment shall be made in legal currency, at the Bank headquarters, located in the city of San Salvador, or at any of its Agencies, and shall be preferably applicable to the interests, and the balance, is existing, to capital. The Debtors authorize the Bank to apply payments to any other debt that they may have with such Bank. It is hereby understood between the parties that when the payment date falls on a non workday, such shall be extended to the following workday. IX) TERM EXPLIRATION. The term granted herein shall expire and the payment of the debt, in its entirety, shall be required, immediately, with its corresponding interests, as if it were an expired obligation, in the following events: a) Default of payment of one of the installments of such or another loan for which the Debtors or any of the Joint Sureties are responsible, as per that set out in Clause X of this instrument, and in favor of the Bank; b) Noncompliance by the Debtors of any of the obligations undertaken through this instrument or incurred in as a cause for the expiration of the term of any of the guaranteed obligations; c) A lawsuit lodged against the Debtors and/or their affiliates or joint co-debtors, lodged by third parties, as long as the  sum claimed from the Debtors or their affiliates or joint co-debtors is equal to or greater than a sum of ONE MILLION US DOLLARS (US$1,000,000.00), whether through an individual lawsuit or a class action suit, as long as such suit(s) are not included in the insurance coverage with regard to their defense and indemnities for that sum; d) If the Debtors invest part or all the loan in purposes other than those stipulated in this instrument; e) If the Debtors are rated in another risk asset category, as per that stated in the provisions issued by the Financial System Superintendence, in that regard, compelling the Bank or any other institution of the Financial System to establish reserves; f) When the Debtors allow a month to elapse without notifying the Bank of the wear and tear suffered by the mortgaged properties and any other event that would reduce their value, perturb its ownership or compromise its dominion, to such a degree that the loan obligations that shall be covered and guaranteed by this Mortgage, constituted in this instrument, as per the opinion of the experts appointed by the Bank are not covered, all in accordance with Section two hundred and twenty-two of the Bank Law; g) Due to the total or partial transfer, by the Mortgager, of the properties that have been provided as a guarantee in this instrument, by the total or partial leasing of such, by the establishment of any real or personal right or any new lien on such, all without having requested and received prior written authorization from the Bank; h) By an embargo placed on the properties that have been mortgaged in favor of the Bank or any other action placing the rights of the Bank as the mortgagee at risk; i) By the non reinforcement of the guarantee, by the Debtors, to the satisfaction and within the term granted by the Bank, if in the opinion of the experts appointed by the Bank, the guarantee has deteriorated or reduced its value since the herein taken out loan was granted; j) In the event that this deed is unable to be registered in the corresponding Property Registry, due to the existence of the submittal or registration or embargos or of any type, or for any other reason, as in the event of the existence of observations made by the respective Public Registry, and that such are not remedied within the term and in the way set out by the Law on Uniform Procedures for the Submittal, Process and Registration or Deposit of Instruments at the Root Property and Mortgage, Corporate Property, Commercial and Intellectual Property Registries, the agreement shall be resolved and things shall return to the state in which they were in prior to this act, and the appearing parties shall be compelled to grant the documents that are necessary for such effects. X) GENERAL OBLIGATIONS: The Debtors are compelled: a) To provide any type of information regarding this loan or its guarantees and especially duly audited financial information, when requested by the Bank; b) To allow the Bank and the Financial System Superintendence  to verify compliance regarding the destination of the funds; c) To employ its best effort in directing its bank operations in favor of the Bank; d) To allow the Bank to exercise the controls it considers convenient to ensure that the funds pertaining to this loan are invested in the before stated objectives; e) In the event of increases to the interest rate, the Bank reserves the right to adjust such portion of the loan repayment installments, so that such is paid off within the stipulated term; f) Even when advanced payment to capital are made on the Loan, the Debtors are compelled to continue to pay the interests on the stipulated payment date; g) The Debtors expressly state that to this date they have fulfilled and currently fulfill each and every one of the requirements of the Environmental Law and its regulations, as well as the technical environmental regulations necessary for the execution of its productive activities, having performed the necessary Environmental Impact studies, for such effect, in the necessary cases, and also state to possess all the necessary licenses and permits for the operation, extension, rehabilitation and reconversion of their productive activities. They are consequently compelled not to use the funds of this loan in activities that deteriorate the environment or contrary to the national effective legislation on such matter; h) The Debtors acknowledge that Scotiabank El Salvador, S.A. is a corporation established under the laws of the Republic of El Salvador. In this sense, they hereby accept that Scotiabank El Salvador, S.A. is the sole legally bound entity regarding the fulfillment of any agreement herein consigned, and no other subsidiary or affiliate of the Scotiabank group has or shall have any responsibility whatsoever with the Debtors deriving from such; and i) In the event of delayed payment, the Debtors are compelled to pay the Bank, for the concept of surcharges for the recovery of payments in arrears, the percentage that the Bank indicates at such time, on the recovered default sum, published according to that set out in Section sixty-four of the Bank Law. XI) SPECIAL CONDITIONS: The Debtors expressly submit to the following special conditions: a) To authorize the Bank so that, in the event that the commissions published and stipulated in the letter of approval for this loan, or any type of applicable commissions, have not been previously paid, such be withheld from the disbursement; b) The Debtors state to have paid the sum of NINETEEN THOUSAND US DOLLARS for the concept of the conferral commission and are compelled to pay the Bank, at this time, the complement of such conferral commission of this loan, for the sum of EIGHTY-FOUR THOUSAND US DOLLARS, plus the Tax corresponding to the Transfer of Movable Property and Service Lending; c) They must have a savings or checking account with the bank; d) The Debtors are compelled, while this loan is in effect, to submit to the Bank those changes regarding ownership of the corporate shares of their assets, within a term of no more than thirty days, as well as the modifications to the Management Entities of such; e) Keep a good accounting system up to date in accordance with the Generally Accepted Accounting Principles, as well as the extra bookkeeping records that enable the timely attainment of reliable data regarding the operations and results of the Debtors; f) Commissions and Surcharges: The Debtors accept and are expressly compelled to pay the commissions and surcharges applicable to this loan, detailed in the Appendix delivered to the Debtors in complains with the Law and that is an integral part of this agreement; and g) The Debtors have irrevocably granted in favor of the Bank, during the term in which the payment of this loan has not been fly made, the rents deriving from the lease agreements in effect and that the Debtors enter into with third parties regarding the commercial spaces found within its properties located in the Republic of El Salvador. The Bank shall only exercise the rights deriving from the herein state assignment, if the Debtor corporations incur in any of the causes for the expiration of the term of this loan. In the event that the Bank is forced to make use of the assignment right relating to this instrument, it shall notify the Debtor corporations and the respective leasing corporation of such, and the latter must subsequently pay the Bank the pending rents, and the Bank must in turn apply the result of such payment to the aforementioned loan repayment. XII) EXCLUSIVE FINANCIAL CONDITIONS FOR THE DEBTORS:  The financial conditions shall be measured by the Bank with the consolidates audited balances of both Debtors at the end of the year and with the quarterly consolidated balances of both Debtors two months after the end of each quarter, at the latest, calculated in a quarterly and annual manner, taking the results of the last twelve months as a basis, all of which the Debtors state to understand and expressly accept. The Debtors hereby bind themselves to maintain the following financial ratios: (1) the EBITDA ration between the current portion of the long-term debt plus interests must be greater than or equal to the ration of two point five: one point zero (2.5:1.0), calculated  quarterly and annually, taking the last twelve months as a basis. (2) the Financial Debt: EBITDA ration shall not at any time be greater than three point zero: one point zero (3.0:1.0), calculated quarterly and annually, taking the last twelve months as a basis. For these effects, the Financial Debt shall be understood as the total amount of the sums generated by the bank obligations, bonuses, overdrafts and other liabilities generated by the payment of interests, excluding any debt subordinated to this agreement. (3) A Minimum Tangible Net Worth of Eleven Million US Dollars (US$11,000,000.00). For such effects, EBITDA shall be understood as: Profits before interests, taxes, depreciation, repayment and any other expense originating from the head office that does not present a cash outflow; and Tangible Net Worth shall be understood as: the company capital  minus intangibles and accounts receivable from related and affiliated companies, plus the subordinated debt. XIII) REPORTING: a) The Debtors hereby undertake to submit consolidated and audited bank statements, with opinions and notes from PriceSmart El Salvador S.A. de C.V., PriceSmart Honduras S.A. de C.V., PriceSmart Panamá, S.A., Inmobiliaria PriceSmart S.A. de C.V. and PriceSmart Inc. (consolidated and individual), to be submitted one hundred and twenty (120) calendar days after the end of the fiscal year; b) The Debtors must submit consolidated quarterly financial statements to PriceSmart El Salvador S.A. de C.V., PriceSmart Honduras S.A. de C.V., PriceSmart Panamá, S.A., Inmobiliaria PriceSmart S.A. de C.V. and PriceSmart Inc. (consolidated and individual) with their main annexes to be submitted within a maximum term of forty-five (45) calendar days after the end of each quarter; c) The Debtors must submit a quarterly certificate of compliance with the financial and reporting conditions a maximum of forty-five (45) calendar days following the end of each quarter, duly signed by their legal representatives. The compliance certificate must include calculations of the financial conditions, as well as a signed statement by the General Managers of the Debtors, indicating their compliance with the conditions of this Loan. XIV) NON FINANCIAL CONDITIONS: The Bank and the Debtors state to be fully aware that this loan has been granted in consideration of the direct or indirect shareholding structure currently controlling the Debtors, as well as their net worth, indebtedness and payment capacity, and thus any change affecting the assessment conditions shall constitute cause for the expiration of the term, in which event the total balance of the obligation shall be required as if the term had expired, prior to the corresponding risk analysis. For these effects, the Debtors are compelled to notify the Bank in the event of: a) A change to its shareholding structure; b) Any reduction of the Tangible Net Worth; and, c) the events and noncompliance modifying the credit risk assessment conditions under which this loan was approved. Consequently, in addition to those causes for the expiration of the term set out in clause IX of this instrument, the following events, individually or combined, shall constitute causes for the expiry of the term: a) A change in its shareholding structure; b) Changes to the nature of its operations; c) The Debtors shall employ their best efforts so that PriceSmart Inc. irrevocably and unconditionally subordinates current or future accounts payable held in their favor by the Debtors, that are not associated with the financing of liquid assets, such as inventories, accounts receivable and other liquid assets, in favor of the Bank; d) Guarantee or endorse future third party obligations including those of affiliates and/or subsidiaries, other than those deriving from the normal line of business and enter into credit terms without obtaining due prior authorization from the Bank; d) Should an adverse substantial change occur in the business, financial condition or in the operations of the Debtors, or if any circumstance of a financial, political or economic nature should occur, whether at the national or international level, providing the bank with reasonable grounds to conclude that the Debtors shall not be able or will not be capable of fulfilling or complying with their obligations under this Agreement; f) Any variation of the Tangible Net Worth of the Debtors that may result in the reduction of the agreed on value of Eleven million US Dollars (US$11,000,000.00); g) Pay dividends, give loans to their executives, shareholders, affiliates or subsidiaries, or performing any other form of distribution of its profits, unless all the obligations of the Debtors are up to date with regard to payment and all the conditions set with the Bank are met; h) Enter into credit terms with other financial institutions in conditions that are more favorable than those granted to be Bank in this public deed. In the event that this occurs, the Debtors undertake to provide the Bank additional guarantees so that this loan stands in equal or better conditions than the other financial institutions; i) the non delivery of notices which the Debtors are compelled to provide the Bank; j) Upon the occurrence of any cause for early termination or expiry agreed on in the cross-joint bond and that have been established by PRICESMART HONDURAS S.A. DE C.V., PRICESMART PANAMA S.A. and PRICESMART INC. and that likewise guarantee the terms contained in this deed; k) in the event of the sale, leasing, exchange, mortgage, pawning or any form of transfer or encumbrance on their assets. XI) JOINT SIGNATURES: In order to guarantee all the obligations undertaken in this instrument by PRICESMART EL SALVADOR, S.A. DE C.V. and INMOBILIARIA PRICESMART EL SALVADOR, S.A. DE C.V., the corporation PRICESMART, INC., established under the laws of the State of Delaware, United State of America, PRICESMART PANAMA, S.A., established under the laws of the Republic of Panama, and domiciled in Panama City, and PRICESMART HONDURAS, S.A. DE C.V., established under the laws of the Republic of Honduras, domiciled in the city of Tegucigalpa, must register in each one of their jurisdictions and under the local legislation of each country of origin of such, the mandatory documents in which they, jointly with the Debtors, undertake to pay this loan, in the same covenants, terms, conditions and obligations as the Debtors. XVI) GUARANTEES. A) MORTGAGE. This loan is guaranteed with the FIRST OPEN MORTGAGE established under letter A) of this instrument by the Mortgager INMOBILIARIA PRICESMART EL SALVADOR, S.A. DE C.V. b) APPOINTING THE BENEFICIARY OF THE INSURANCE POLICY. PRICESMART INC., a corporation domiciled in California, United States of America, and established under the laws of the State of Delaware, United States of America, as an indirect shareholder of the Debtors, has appointed the Bank as the beneficiary in its international property damage insurance policy number PEXD-three seven seven four three eight three five, taken out with the company ACE American Insurance Company, a US international insurance company, with regard to the coverage that such international insurance policy offers on mortgaged property and property given in guarantee in this instrument, for a general sum of up to EIGHT MILLION US DOLLARS; all according to the document stating the appointment of the beneficiary that was issued on August twenty-one of this year. XVII) FEES AND EXPENSES: The Debtors shall bear the expenses and fees corresponding to this instrument, among such: all expenses incurred in by the Bank for the effects of the registration and /or cancellation of the mortgage that guarantees this loan in the Root Property and Mortgage Registry, the respective Corporate Registry or the Commercial Registry, such as registration rights, substitution of folios, extracted or literal certifications, new cautions, cancellations of any nature, in accordance with the Law on Uniform Procedures regarding the Submittal, Process and Registration or Deposit of Instruments at the Root Property and Mortgage, Corporation Property, Commercial and Intellectual Property Registries and other effective laws; as well as any other act or expense considered necessary in order to comply with the before indicated purpose, for which the Debtors authorize the Bank so that it may charge to any of its checking and /or savings accounts or any type of monetary deposit account held with the Bank, the expenses incurred in for such concept, as long as this is backed by accounting evidence, which is expressly and previously accepted by the Debtors in this act, throughout the term of this loan. XVIII) FINAL STATEMENTS: a) SPECIAL SUBMISSION: The Debtors especially submit to the provisions of the Bank Law in that which is relevant and to the other effective laws regulating this type of agreements. B) SPECIAL DOMICILE AND EXPENSES. For all the effects of the guarantee and obligations established and entered into by the Debtors in this instrument, motivated by the acts held in this instrument, the Debtors submit to the competency of the courts of the city of San Salvador; and to the procedure set out in Section two hundred and seventeen of the Bank Law and the Executive Opinion that may be promoted by the Bank or in its events.  The Bank shall be the depository of the properties that are embargoes, without any obligation of providing a bond, but shall answer for the deterioration suffered by such in the measure indicated in Section two hundred and seventeen of the Bank Law, and the Debtors shall bear the procedural costs established in accordance with the general rules of ordinary law, as well as the expenses corresponding to this deed and the cancellation in such event, and any other in which the Bank incurs in collecting the granted loan, including personal expenses, as long as such are justified by accounting evidence. c) Likewise, INMOBILIARIA PRICESMART EL SALVADOR, S.A. DE C.V., designates SCOTIABANK EL SALVADOR, SOCIEDAD ANÓNIMA as its Special Proxy with regard to notices, faculties that shall be exercised by the individual designated by the latter, regarding the registration of instruments subject to Registration, also authorizing such to lodge any appeal that it is entitled to exercise, according to the Law on Uniform Procedures for the Submittal, Process and Registration or Deposit of Instruments in the Root Property and Mortgage, Corporate Property, Commercial and Intellectual Property Registries and other laws in effect. D) The undersigned Notary, hereby expressly delegates the power granted to me by Section twelve of the Law on Uniform Procedures for the Submittal, Process and Registration or Deposit of Instruments in the Root Property and Mortgage, Corporate Property, Commercial and Intellectual Property Registries, for the submittal and withdrawal of the first certified copy issued from this matrix deed, solely and exclusively to SCOTIABANK EL SALVADOR, SOCIEDAD ANÓNIMA, and undertake not to authorize anyone other than the Bank to execute the process, holding such harmless with regard to any type of responsibility pertaining to the corresponding instruments. I also hereby state to be aware of the undertaking imposed by Section sixty-seven of the Notary Law and that set out by the Law on  Uniform Procedures for the Submittal, Process and Registration or Deposit of Instruments in the Root Property and Mortgage, Corporate Property, Commercial and Intellectual Property Registries, especially that provided in its Sections seven, eight and nine, being subject to the responsibility set out in Section sixty-two of the Notary Law and other effective legal provisions for damages caused by my noncompliance. For all the aforementioned, I hereby undertake collaborating and assisting with the Bank, at its request, to solve any type of observation made by the respective Root Property and Mortgage Registry, including the substitution of folios and issuance of a new instrument when such is necessary. XIX) ACCEPTANCE OF THE BANK: Appearing since the beginning of this instrument is Mr. MOISES FRANCISCO ALFARO CHINCHILLA,, thirty years old, Lawyer and Notary, of this domicile, whom I personally know, bearer of his Sole Identity Card number zero on million seven hundred  and one thousand and twenty-seven- eight, acting on behalf and in representation, in his capacity as Special Administrative Proxy of SCOTIABANK EL SALVADOR, S.A., which legal status I shall relate at the end of this instrument, and in the capacity in which he acts, he states to be aware of the content of this deed, accepts such in all its terms and receiving all the rights on behalf of the company it represents, especially in that referring to the special elect domicile by the Debtors. I, the Notary, attest: (i) That in accordance to that set out in Article two hundred and twenty of the Tax Code, I hereby state to have informed the grantors that for the purposes of the registration of this instrument in the respective registry, solvency and authorization is required as per that corresponding, by the Tax Authority, and that set out in Section thirty-nine of the Notary Law; and (ii) That the legal status under which Mr. Moises Francisco Alfaro Chinchilla is acting, on behalf and in representation of SCOTIABANK EL SALVADOR, S.A. is sufficient, having had at sight the Public Deed pertaining to the Special Administrative Power granted in the city of San Salvador, at nine thirty-five a.m. on March twenty-six, two thousand and eight, under number SIXTY-ONE of Book ONE THOUSAND TWO HUNDRED AND FIFTY-SEVEN of Other Trade Documents, through which Mr. Brian Wayne Brady, in his capacity as Executive President of the Bank, and as such legal representative of such, appointed the appearing party, Mr. Moises Francisco Alfaro Chinchilla, and others, as proxy, so that they may jointly or severally grant deeds such as this, power which I shall not add to the file of annexes in my Archive of Notarial Original Documents, since it contains other faculties to be complied with; whereas Mr. Moises Francisco Alfaro Chinchilla is authorized, among others, to grant this instrument in the terms agreed on herein. Such was that stated by the appearing parties to whom I exposed the legal effects of this deed; and having fully read the written, all the way through without any interruption, such parties ratify its content, and the parties and I undertake the compliance of such and sign below. I ATTEST. Amended: SIX- Inserted between the lines: ten minutes- respective and- consolidated- consolidated.------------------------------
(Three illegible signatures appear at the bottom of this page).-------------------------------------------------
PLACED BEFORE ME, under the reverse side of folio sixty-nine to the front of folio one hundred and eighty-one of Book SIX of my Archive of Notarial Original Documents, which expires on tMay thirteenth, two thousand and ten.- And in the city of San Salvador, on September one, two thousand and nine, I issue, sign and seal this copy to be delivered to PRICESMART EL SALVADOR, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE.------------------------------------------------------------------------
(An illegible signature and the seal of NOTARY Elizabeth Acosta Espinoza appear at the end of this certification.)-----------------------------------------------------------------------------------------------------------------